UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2010
Ladish Co., Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34495	31-1145953

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5481 S. Packard Avenue, Cudahy, Wisconsin 53110
(Address of principal executive offices, including zip code)
(414) 747-2611
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.
          On November 16, 2010, Ladish Co., Inc. (the “Company”), Allegheny Technologies Incorporated, a Delaware corporation (“Parent”), LPAD Co., a Wisconsin corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), and PADL LLC, a Wisconsin limited liability company and a direct wholly-owned subsidiary of Parent (“Merger Sub 2”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation, and immediately after the effectiveness of the Merger, the Company shall be merged with and into Merger Sub 2.
          Subject to the terms and conditions of the Merger Agreement, at the effective time and as a result of the Merger, each issued and outstanding share of the Company’s common stock (other than shares owned by the Company, Parent or Merger Sub), par value $0.01 per share (“Company Common Stock”), will be converted into the right to receive the following (collectively, the “Merger Consideration”):
•	$24.00 in cash, plus
•	0.4556 of a share of the common stock, par value $0.10 per share, of Parent.
          The Company, Parent, Merger Sub and Merger Sub 2 have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants regarding activities between the execution of the Merger Agreement and the consummation of the Merger (including covenants of the Company regarding the conduct of its business), and to use their reasonable best efforts to consummate the Merger. In addition, the Company has made certain additional covenants, including covenants to cause a meeting of the Company’s shareholders to be held to consider approval of the Merger; for the Company’s board of directors to, subject to certain exceptions, recommend approval by its stockholders of the Merger Agreement; and for the Company not to solicit or facilitate proposals relating to alternative business combination transactions, or subject to certain exceptions, enter into discussions concerning alternative business combination transactions.
          Consummation of the Merger is subject to customary conditions, including approval of the Merger Agreement by holders of Company Common Stock, absence of any legal prohibition on consummation of the Merger, obtaining required governmental approvals, the accuracy of the representations and warranties (subject generally to a material adverse effect standard), material performance of all covenants and the delivery of customary legal opinions as to the federal tax treatment of the merger.
          The Merger Agreement contains certain termination rights for both the Company and Parent. Upon termination of the Merger Agreement, under specified circumstances, the Company may be required to pay Parent a termination fee of $31,000,000.

          The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto, and is incorporated into this report by reference.
          The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties of the Company, on the one hand, and Parent, on the other hand, made solely for the benefit of the other. The assertions embodied in the representations and warranties of the Company are qualified by information in confidential disclosure schedule that the Company delivered to Parent in connection with signing the Merger Agreement. The disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties of the Company set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Parent. Accordingly, investors should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or Parent.
Additional Information About the Transaction
          Parent intends to file with the SEC a registration statement that will include the proxy statement/prospectus of the Company and other relevant documents to be mailed to security holders in connection with the proposed transaction. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of the Company seeking approval of the proposed transaction. Investors will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the proxy statement/prospectus (when it becomes available) may be obtained free of charge by directing a request to Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222, Attention: Jon D. Walton; or by directing a request to Ladish Co., Inc., 5481 S. Packard Avenue, Cudahy, Wisconsin 53110, Attention: Wayne E. Larsen, Vice President Law/Finance and Secretary.
          This document is not a solicitation of a proxy from any security holder of the Company or an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
          The Company, its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the proxy statement filed with the SEC by the Company on March 15, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by

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security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
          On November 17, 2010, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 3.01. Material Modification to Rights of Security Holders.
          Immediately prior to the execution of the Merger Agreement, the Company entered into an amendment (the “Amendment”), dated November 16, 2010, to its Shareholders Rights Agreement, dated October 9, 2009 (the “Rights Agreement”), for the purpose of rendering the Rights Agreement inapplicable to the Merger Agreement and the transactions contemplated thereby.
          The foregoing description of the Amendment does not purport to be complete and is qualified by reference to the Rights Agreement and the Amendment. A copy of the Amendment is attached hereto as Exhibit 4.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:
2.1	Agreement and Plan of Merger, dated November 16, 2010, among Allegheny Technologies Incorporated, LPAD Co., PADL LLC and Ladish Co., Inc.

4.1	Amendment to Shareholders Rights Agreement, dated November 16, 2010, between Ladish Co., Inc. and American Stock Transfer & Trust Company, LLC, amending the Shareholders Rights Agreement, dated October 9, 2009, between Ladish Co., Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release dated November 17, 2010.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADISH CO., INC.
Date: November 17, 2010	By:	/s/ Wayne E. Larsen
Wayne E. Larsen
Vice President Law/Finance and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated November 16, 2010, among Allegheny Technologies Incorporated, LPAD Co., PADL LLC and Ladish Co., Inc.

4.1	Amendment to Shareholders Rights Agreement, dated November 16, 2010, between Ladish Co., Inc. and American Stock Transfer & Trust Company, LLC, amending the Shareholders Rights Agreement, dated October 9, 2009, between Ladish Co., Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release dated November 17, 2010.